UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 10, 2003

Commission file number 1-6461

General Electric Capital Corporation

(Exact name of registrant as specified in its charter)

Delaware	13-1500700

(State or other jurisdiction of Incorporation or organization)	(I.R.S. Employer Identification No.)

260 Long Ridge Road, Stamford, Connecticut	06927	(203) 357-4000

(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number, including area code)

ITEM 5. Other Events

The information included in this Form 8-K affects only disclosures related to segment results, and does not in any way restate or revise the financial position, results of operations or cash flows in any reported Statement of Financial Position, Statement of Earnings or Statement of Cash Flows of General Electric Capital Corporation and consolidated affiliates.

Historically we have issued about $8 of debt for each $1 of equity - a "leverage ratio" of 8:1.  For purposes of measuring segment profit, each of our financial services businesses was also assigned debt and interest costs on the basis of that consolidated 8:1 leverage ratio.  In evaluating expected returns on potential investments, however, we also used business-specific, market-based leverage ratios.  As disclosed in our 2002 Annual Report on Form 10-K as of January 1, 2003, we extended the business-specific, market-based leverage to the performance measurement of each of our financial services businesses and, consequently, to the definition of segment profit.  As a result, at January 1, 2003, debt of $12.5 billion previously allocated to the segments was allocated to the All Other GECS segment.  At the same time, we revised our historical techniques for allocating shared costs and unusual items to financial services businesses.   In addition, certain operations were aligned to other businesses to conform to our management of such business. The most significant of these alignments was the transfer of a portion of the IT Solutions business previously reported in the All Other GECS segment, to Vendor Financial Services within the GE Commercial Finance segment. In this Form 8-K, we disclose the effect of releveraging of the financial services businesses, and the other changes discussed above, on the performance of business units within each of the financial services reporting segments.

 As required by Statement of Financial Accounting Standards ("SFAS") No. 131, consolidated financial statements issued by us in the future will reflect modifications to our reportable segments resulting from these organizational changes, including reclassification of all comparative prior period segment information.  Accordingly, in this Form 8-K, we are providing the required reclassified information about these reorganizations as they related to prior periods.

 The attached exhibits provide two views of the reclassifications resulting from the organizational and measurement changes.  Exhibits 99(a) and 99(b) set out the portions of our 2002 Form 10-K that are affected by these changes.  Exhibit 99(c) sets out 2002 unaudited, consolidated operating segment results by quarter, including the effect of the financial services releveraging on the performance of business units within each segment.  Exhibit 99(d) contains the complete set of consolidated financial statements from our 2002 Form 10-K filing for which the segment information has been reclassified to conform to the new segment presentation.  These financial statements, conformed for the changes, will become our historical financial statements.

 Exhibit Index:

 99(a)       Description of Business under Item 1 (Pages 1-9) of our Annual Report on Form 10-K for the fiscal year ended December 31, 2002, conformed to reflect these changes.

 99(b)       Management's Discussion and Analysis of Results of Operation under Item 7 (Pages 12-24) of our Annual Report on Form 10-K for the fiscal year ended December 31, 2002, and Note 17, conformed to reflect these changes (Page 58).

 99(c)       Our 2002 unaudited, consolidated operating segment results by quarter.

 99(d)       Our audited consolidated financial statements for the fiscal year ended December 31, 2002, conformed to reflect these changes.  Also included is the independent auditors' report dated February 7, 2003, except with respect to Note 17, which is as of April 10, 2003.

 99(e)       Consent of KPMG LLP.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENERAL ELECTRIC CAPITAL CORPORATION

By:  /S/ PHILIP D. AMEEN

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Philip D. Ameen

Vice President and Controller

Date: April 10, 2003